CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

April 14, 2016

Fellow Partner:

Our Fund earned $2.64 per share of net investment income in the three months ended March 31, 2016, compared to $2.68 per share in the same period of 2015.

After providing for the March 31, 2016 distribution, the net asset value per partnership share on March 31, 2016 was $535.39. The net asset value on December 31, 2015, our last report date, was $529.81.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Portfolio Review	First Quarter 2016

Summary

The first quarter of 2016 was a tale of two halves for U.S. equities. The opening weeks saw a more than 10% decline as a familiar medley of macro concerns (slowing growth, China and oil) sparked fears of a global recession. Anxiety began to wane in February, and stocks proceeded to stage a powerful rally through the end of March (up some 13% from the low in mid-February). Better U.S. economic data, a rebound in the price of oil and dovish comments by the Federal Reserve (Fed) were among the catalysts to help restore calm to markets.

All told, the broad-market S&P 500® Index eked out a slight gain of 1%, with eight of ten sectors finishing higher for the quarter. Defensive sectors (namely, telecommunication services and utilities) led the market, each posting double-digit gains, while health care and financials finished at the bottom.

Performance Attribution

The portfolio outperformed its benchmark index, the S&P 500® Index, during the first quarter. In sector terms, the largest contributors to performance were health care and materials. Positioning in pharmaceuticals and biotechnology drove gains in health care, while chemical holdings added value in materials. Energy and industrials were an additional source of strength. The largest individual contributor was Air Products and Chemicals Inc., followed by Emerson Electric Co. and Coca-Cola Company.

Conversely, financials was the main detractor from performance. Bank holdings were the prime source of weakness in financials, with additional drag from consumer finance and diversified financial services. An absence to utilities also weighed as the defensive sector was a key beneficiary during the market turmoil. Elsewhere, information technology hindered results. The largest individual detractor was Wells Fargo & Company, followed by American Express Company and Walt Disney Company.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	First Quarter 2016

Outlook

As a result of market movement during the quarter, the Fund’s overall weightings slightly shifted, most notably the portfolio’s exposure to financials decreased. The Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in industrials, materials and financials and the largest underweight relative to the benchmark in information technology, followed by utilities.

We remain constructive on U.S. stocks as domestic economic data has remained relatively firm and, in some cases, seen an uptick. Meanwhile, we have recently seen economic indicators in China inflect higher, reducing the risk of a devaluation in the intermediate term. On the corporate earnings front, in our opinion, a stabilized U.S. dollar and improved commodity prices should reduce a significant headwind to growth, while extremely low expectations (particularly for the upcoming quarter) should set the stage for upside surprises. Taken together, we believe the U.S. should continue its slow-growth trajectory, allowing U.S. equities to move higher. Downside risks remain, but overall we believe the opportunities and risks are fairly balanced at this point.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2016

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
1st Quarter 2016	1.51%		1.35%		2.20%
1 Year	0.06%		1.78%		2.08%
3 Years*	9.85%		11.82%		7.77%
5 Years*	10.49%		11.58%		9.35%
10 Years*	6.73%		7.01%		7.09%
Annualized*	10.90%	(1)	10.06%	(2)	10.57%	(2)
Cumulative	5,712.14%	(1)	1,550.01%	(2)	1,790.54%	(2)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Inception 12/29/76
(2)	Inception 12/31/86

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2016

(Unaudited)

	Shares	Value
COMMON STOCKS—98.3%
BASICS—6.1%
Air Products & Chemicals, Inc.	62,114	$8,947,522
Cabot Corp.	73,848	3,569,074

		12,516,596

CAPITAL EQUIPMENT—7.7%
Emerson Electric Co.	106,453	5,788,914
General Electric Co.	312,436	9,932,340

		15,721,254

CONSUMER CYCLICALS—15.5%
3M Co.	23,636	3,938,467
CBS Corp., - Class B	51,548	2,839,779
Comcast Corp., - Class A	128,494	7,848,414
Procter & Gamble Co.	73,071	6,014,474
Walt Disney Co. (The)	110,798	11,003,349

		31,644,483

ENERGY—7.7%
Exxon Mobil Corp.	100,626	8,411,327
Schlumberger, Ltd.	98,313	7,250,584

		15,661,911

FINANCIAL—18.6%
American Express Co.	84,503	5,188,484
Ameriprise Financial, Inc.	19,150	1,800,292
Bank of America Corp.	48,170	651,258
Blackhawk Network Holdings, Inc. - Class B*	6,280	215,405
JPMorgan Chase & Co.	120,418	7,131,154
Moody’s Corp.	70,949	6,850,835
Wells Fargo & Co.	336,269	16,261,969

		38,099,397

HEALTH CARE—15.6%
Abbott Laboratories	112,356	4,699,851
AbbVie, Inc.	112,356	6,417,775
Baxalta Inc.	55,746	2,252,138
Baxter International, Inc.	55,746	2,290,046
Johnson & Johnson	86,533	9,362,871
Merck & Co., Inc.	129,418	6,847,506

		31,870,187

	Shares	Value
RETAIL—2.2%
Home Depot, Inc.	20,117	$2,684,211
Kohl’s Corp.	13,002	606,023
Safeway Casa Ley CVR*†	38,225	—
Safeway PDC CVR*†	38,225	—
Wal-Mart Stores, Inc.	18,345	1,256,449

		4,546,683

STAPLES—8.7%
Altria Group, Inc.	15,436	967,220
Coca-Cola Co. (The)	221,559	10,278,122
Hanesbrands, Inc.	19,408	550,023
Kraft Heinz Co. (The)	3,607	283,366
Mondelez International, Inc., - Class A	10,720	430,086
PepsiCo, Inc.	37,423	3,835,109
Philip Morris International, Inc.	15,436	1,514,426

		17,858,352

TECHNOLOGY—10.2%
Apple, Inc.	16,404	1,787,872
Check Point Software Technologies Ltd.*	45,003	3,936,412
Cisco Systems, Inc.	28,068	799,096
Intel Corp.	287,570	9,302,890
Microsoft Corp.	43,766	2,417,196
Oracle Corp.	63,527	2,598,890

		20,842,356

TRANSPORTATION—3.9%
Union Pacific Corp.	100,402	7,986,979

UTILITIES—2.1%
Verizon Communications, Inc.	77,434	4,187,631

Total Common Stocks (Cost: $27,717,683)		200,935,829

*	Non-Income Producing
†	Security has been valued at fair value. These securities have been deemed illiquid.

Abbreviations:
CVR	Contingent Value Rights
PDC	Property Development Center

See Accompanying Notes to Schedule of Investments.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2016

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 27,717,683) **	98.3%	$200,935,829
Other assets in excess of liabilities	2.2%	4,560,613
Other liabilities	(0.5%)	(1,013,860)

NET ASSETS
(Applicable to 381,931 partnership shares outstanding)	100.0%	$204,482,582

Net Asset Value Per Share		$535.39

Net assets applicable to shares owned by:
Limited partners
(381,838 shares)		$204,432,970
Managing general partners (93 shares)		49,612

Total net assets		$204,482,582

**	At March 31, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$25,908,858

Gross unrealized appreciation	175,067,631
Gross unrealized depreciation	(40,660)

Net unrealized appreciation	$175,026,971

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Schedule of Investments.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2016

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended March 31, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2016

(Unaudited)

The following is a summary of inputs used, as of March 31, 2016, in valuing the Fund’s investments carried at value:

	Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$200,935,829	$200,935,829	$—	$0

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

AND

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

First Quarter Report

March 31, 2016 (Unaudited)

Chestnut Street Exchange

Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750